UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2009

SAN JOAQUIN BANCORP (Exact name of registrant as specified in charter)

California	000-52165	20-5002515

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

1000 Truxtun Avenue, Bakersfield, California 93301
(Address of Principal Executive Offices) (Zip Code)

661-281-0360
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On October 16, 2009, Stephen Annis resigned as Chief Operating Officer of the Company.

On October 16, 2009, Mark Taylor resigned as Chief Financial Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAN JOAQUIN BANCORP

By:	/s/ Bart Hill

President

Date: October 16, 2009